VAN ECK GLOBAL
                                                       WORLDWIDE INSURANCE TRUST


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000


                                   DISCIPLINE


                                                      WORLDWIDE HARD ASSETS FUND




ALLOCATION




                                                      DIVERSITY


                          GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund gained 11.41% during 2000, substantially outperforming the general stock market as measured by the Standard & Poor's 500 Index,* which fell 9.11%. Many hard asset sectors achieved positive performance in a year distinguished by market volatility and disappointing returns, thus underscoring hard assets' diversification benefits. Hard assets were boosted by continued (albeit slowing) global growth and positive supply/demand fundamentals. Among the hard asset sectors, energy led the way, as natural gas and oil prices skyrocketed and dominated the headlines for most of the year. Real estate also provided healthy returns as investors sought out more defensive positions in the face of an uncertain market environment. Heavy allocations to energy and real estate and a reduction in paper and metals proved beneficial to Fund performance during this time period.

MARKET REVIEW

Global growth in 2000 was the strongest it's been in 16 years, up nearly 5%. Global economic expansion is generally good for commodity demand. This proved to be the case this year with rising demand for most hard assets resulting in increases in most commodity prices and, in turn, strength in hard asset equities as well.

ENERGY was the best performing hard asset sector this year. The year proved to be the best environment for oil in decades as healthy demand, OPEC production cohesion, and low inventories combined to keep oil prices high. Several increases in OPEC production throughout the year failed to cause a rise in U.S. inventory levels (anecdotal evidence suggests that much of the additional oil ended up in Asia, as China is thought to have been building inventory) and crude oil peaked at $35 per barrel in September. Crude finally found its way into U.S. and global inventories and the price weakened somewhat to finish the year at $26.70. Prices averaged $30.25 for 2000, roughly 50% higher than the ten-year average of $20.25. Energy stocks gained 9.4% for the year.

Natural gas prices continued to soar throughout 2000, up nearly 100% in the first half of the year alone and tripling by the end of the year. The natural gas supply and demand equation turned dramatically positive as continued increases in demand from new clean-burning power plants caught up to a supply that is constrained by depleting reserves. In addition, since October, prices have risen sharply since winter weather has been 10% colder than normal and a drought in the Northwest has curtailed hydroelectric power generation, causing California to rely on natural gas for electricity.

We increased the Fund's exposure to energy early on in the year (from 36% of total net assets in January to approximately 50% in March). We maintained this high exposure to the sector throughout the year, which greatly benefited Fund performance. We continued to emphasize exploration and production and oil service companies, which have been primary beneficiaries of price increases.

We also increased the Fund's position in the REAL ESTATE sector throughout 2000 (from about 15% at the beginning of the year to almost 23% by year end) as fundamentals in the sector remained very healthy. This contributed to Fund gains as the sector posted its best performance in several years, rising 26.8% (U.S. REITs) for the year. These exceptional gains were due to strong earnings growth, cheap stock valuations, and the fact that volatility and declines in the broader markets pushed investors to seek out relative stability, making REITs and their 7.5% average dividend yield very attractive. In a year when most of corporate America fell short of expectations, REITs generally met and, for the most part, exceeded earnings expectations in 2000. In the U.S., the best performing sectors were hotels, apartments, offices, diversified real estate, industrial, retail and self storage (in that order). We emphasized the office sector, in particular, where all-time low vacancy rates resulted in surging rents.

FOREST AND PAPER PRODUCT commodity prices generally rose during the year, although prices weakened in the second half as the U.S. economy slowed and the strong U.S. dollar made imports more

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

competitive. Newsprint prices ended the year with the strongest performance of the group (up 18%), as industry consolidation and plant closures have created a tight market. Other paper and paperboard grades finished the year with gains ranging from 1% to 10%. At the other end of the spectrum, chronic overcapacity plagued the lumber market as prices sank to multi-year lows.

While the commodities turned in a positive year, the forest and paper product stocks declined as investors focused on an economic slowdown and rejected cyclical stocks. The stocks made some gains in the fourth quarter when the dollar weakened (easing commodity price pressures from imports) and the market started anticipating a Federal Reserve rate cut that would help spur growth. Nonetheless, forest and paper product shares ended the year down 20%. We reduced the Fund's position in this sector gradually throughout the year from approximately 24% in January to the current 7% of total net assets, reallocating the portfolio in favor of the more promising energy and real estate sectors.

INDUSTRIAL METALS finished the year with declines of 3% to 5% for copper and aluminum and 15% to 30% for zinc, nickel and steel. Robust economic growth in the first half led to overproduction of semi-finished and finished products, causing substantial declines in raw metals inventories. Low inventories caused prices to strengthen in September, however, prices have since declined since there was now an oversupply of semi-finished and finished products. Prices for copper and aluminum have not declined nearly as much as other metals due to tighter supplies caused by the ongoing energy crisis in the western U.S., which has increased the cost of mining and forced some production of these metals to shut down.

Industrial metals stocks declined 31.7% for the year. In addition to weak commodity prices, the sector, being cyclical in nature, experienced much of the same negative bias as the forest and paper products sector. Stock prices bottomed in October but rallied into the new year as the market for metals shares reacted favorably in anticipation of a Federal Reserve Board federal funds target rate cut in January 2001. We reduced the Fund's industrial metals weighting from over 12% at the start of the year to about 7% by December 31 as fundamentals and market sentiment began to deteriorate.

PRECIOUS METALS had mixed results in 2000. Gold prices experienced a slight decline, but record highs were reached for platinum and palladium prices. Precious metals shares, however, met with some volatility and fell over 20%. Gold shares, in particular, were encumbered by a strong dollar and low inflation environment. We maintained a small position of about 10% in the precious metals sector throughout the year, concentrating primarily in platinum- and palladium-related stocks, which have industrial-demand bases.

THE OUTLOOK

While the global economy grew at its fastest rate in 16 years during the year 2000, the critical question as we enter 2001 is not whether we will have a slowdown, but rather the extent of the slowdown. Currently, every leading indicator points to significantly slower growth. Our view is that we are experiencing a relatively short, yet very sharp, period of economic deterioration. The manufacturing sector, approximately 16% of GDP in the U.S., has come to a grinding halt. Consumer spending will likely slow down, particularly given the high consumer debt level (the highest on record). Business investment, a primary driver of economic growth in recent years, is also slowing, driven by the rapid deceleration of old economy earnings.

Due to this slowdown, we expect to see returns moderate--we do not expect anything like the 100%+ increase in natural gas in 2000 to be repeated in any sectors or markets in 2001. However, we remain optimistic about the possibilities for hard assets in the coming months due to still favorable fundamentals in many sectors and the fact that many of the equities have lagged their related commodities, meaning positive factors are not entirely priced in.

We favor the energy sector going into 2001 and plan to maintain our high weighting of 50% of assets, a

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

maximum by prospectus, for the foreseeable future. We plan to keep the Fund's allocation to paper and metals to a minimum, at roughly 5% of assets. However, platinum and palladium remain attractive and we will monitor these asset classes for investment opportunities in the new year.

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OF DEREK S. VAN ECK]
/s/ DEREK S. VAN ECK
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER

January 12, 2001


*The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
-------------------------------------------------------------------------------


                                SECTOR WEIGHTINGS
                             AS OF DECEMBER 31, 2000

            [Table below represents pie chart in its printed piece]


Precious Metals             9.4%
Forest and Paper Products   7.1%
Industrial Metals           6.8%
Other                       0.7%
Cash/Equivalents            2.9%
Real Estate                22.7%
Energy                     50.4%


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2000

             [Table below represents pie chart in its printed piece]

Canada                17.4%
Australia              7.7%
Russia                 2.9%
United Kingdom         2.3%
Hong Kong              2.2%
Netherlands            1.2%
Singapore              1.2%
Other                  2.3%
Cash/Equivalents       2.9%
United States         59.9%

                           WORLDWIDE HARD ASSETS FUND
                REPRESENTATIVE HOLDINGS AS OF DECEMBER 31, 2000*

--------------------------------------------------------------------------------

NABORS INDUSTRIES, INC.
(U.S., 3.5%)
Nabors Industries is an oil services company that conducts oil, gas, and geothermal land drilling operations in the Continental United States, Alaska and Canada, as well as in South and Central America and the Middle East.

BROOKFIELD PROPERTIES CORP.
(CANADA, 2.8%)
Brookfield Properties is a diversified North American real estate development company. The company owns commercial rental properties, develops residential land, builds homes and offers real estate management services.

STILLWATER MINING CO.
(U.S., 2.7%)
Stillwater Mining develops, processes and refines platinum, palladium, and associated metals from the Stillwater Mine in Montana. Stillwater is the only primary producer of platinum outside of South Africa. The company is currently developing the East Boulder project, a new underground mine on the Stillwater property that will boost metals production substantially starting in 2001.

NOBLE DRILLING CORP.
(U.S., 2.6%)
Noble Drilling provides diversified services for the oil and gas industry. The company provides contract drilling services with its fleet of offshore drilling units located in markets worldwide. Noble Drilling also provides labor contract drilling services, engineering, and production management services.

TALISMAN ENERGY, INC.
(Canada, 2.5%)
Talisman Energy is an independent oil and gas producer. The company has operations in Canada, Indonesia, Sudan and the North Sea. Talisman is also conducting exploration in Algeria and Trinidad.

EQUITY OFFICE PROPERTIES TRUST
(U.S., 2.5%)
Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

ENSCO INTERNATIONAL, INC.
(U.S., 2.5%)
Ensco, an international offshore contract drilling company, provides marine transportation services in the Gulf of Mexico. The company serves the oil and gas industry.

BOSTON PROPERTIES, INC.
(U.S., 2.4%)
Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

EOG RESOURCES, INC.
(U.S., 2.3%)
EOG Resources is one of the largest non-integrated oil and gas companies in the U.S. The company is active in Wyoming, New Mexico, Texas, California, and the Gulf of Mexico in the United States, as well as in Canada. EOG is also pursuing development activities in Trinidad and India.

GLOBAL MARINE, INC.
(U.S., 2.3%)
Global Marine provides offshore drilling and offshore drilling management services. Global Marine conducts business operations in the U.S. Gulf of Mexico, West Africa, and the North Sea.

----------------------------------
*Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                             PERFORMANCE COMPARISON

--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago with a similar investment in the Ibbotson Hard Assets Index.

                       VAN ECK WORLDWIDE HARD ASSETS FUND
                         vs. Ibbotson Hard Assets Index


            [Table below represents line chart in its printed piece]


                                Van Eck Worldwide      Ibbotson Hard
                                 Hard Assets Fund       Assets Index
                                -----------------      --------------
                   Dec-90              10000               10000
                   Mar-91              9718                10324.3
                   Jun-91              10179               10534.6
                   Sep-91              9674                10513
                   Dec-91              9707                10444
                   Mar-92              9256                10264.3
                   Jun-92              9994                10645.2
                   Sep-92              10038               10340.8
                   Dec-92              9309                9919.25
                   Mar-93              10911               11038.9
                   Jun-93              13462               11859.4
                   Sep-93              12423               11657.5
                   Dec-93              15344               12249.3
                   Mar-94              15322               12491.6
                   Jun-94              14512               12935.1
                   Sep-94              16223               13693.7
                   Dec-94              14610               13323.8
                   Mar-95              14788               13542.4
                   Jun-95              15112               13872.2
                   Sep-95              16320               14318.6
                   Dec-95              16216               14652.2
                   Mar-96              18645               15703.9
                   Jun-96              17917               15472.1
                   Sep-96              17849               15509.3
                   Dec-96              19142               16441
                   Mar-97              18380               16078.8
                   Jun-97              19086               16594.4
                   Sep-97              21876               17551.8
                   Dec-97              18823               14747.9
                   Mar-98              18711               15494.8
                   Jun-98              16323               14217.9
                   Sep-98              13214               13626.6
                   Dec-98              13002               13201.4
                   Mar-99              13478               13611.7
                   Jun-99              15373               15337.5
                   Sep-99              15272               16364.3
                   Dec-99              15732               16892.7
                   Mar-00              15987               15702.4
                   Jun-00              16350               16340
                   Sep-00              17105               16058.6
                   Dec-00              17527               17206.2


--------------------------------------------------------------------------------
 Average Annual Total Return  12/31/00       1 Year     5 Year      10 Year
--------------------------------------------------------------------------------
 Van Eck Worldwide Hard Assets Fund          11.41%      1.57%       5.77%
--------------------------------------------------------------------------------
 Ibbotson Hard Assets Index                   1.86%      3.27%       5.58%
--------------------------------------------------------------------------------


INCEPTION DATE FOR THE WORLDWIDE HARD ASSETS FUND WAS 9/1/89.

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------
NO. OF                                             VALUE
SHARES                 SECURITIES (a)             (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 7.7%
Energy: 3.6%
        1,032,432   Norwest Energy NL+          $   120,817
        2,399,200   Portman Mining Ltd.           1,550,866
          271,500   Santos Ltd.                     910,786
          572,000   United Energy Ltd.            1,026,365
                                                -----------
                                                  3,608,834
                                                -----------
Industrial Metals: 2.1%
        1,585,000   M.I.M. Holdings Ltd.          1,024,559
          237,000   WMC Ltd.                      1,011,246
                                                -----------
                                                  2,035,805
                                                -----------
Precious Metals: 1.8%
          723,006   Newcrest Mining Ltd.          1,761,860
                                                -----------
Technology: 0.2%
           30,000   Catuity, Inc.+                  196,430
                                                -----------
                                                  7,602,929
                                                -----------
BERMUDA: 0.5%
Transportation: 0.5%
           22,000   Knightsbridge Tankers Ltd.      482,625
                                                -----------
CANADA: 17.4%
Energy: 6.4%
           34,532   Alberta Energy Co. Ltd.       1,652,986
           42,550   Ensign Resource Service
                      Group, Inc.                 1,574,402
           75,000   NQL Drilling Tools, Inc.+       387,512
           67,650   Talisman Energy, Inc.+        2,509,898
          706,000   Windsor Energy Corp. (b)*+      183,566
                                                -----------
                                                  6,308,364
                                                -----------
Forest Products: 3.3%
          180,500   Abitibi-Consolidated, Inc.    1,658,344
           94,050   Tembec, Inc.+                   874,694
          100,000   Timberwest Forest Corp.         723,357
                                                -----------
                                                  3,256,395
                                                -----------
Precious Metals: 3.1%
           59,000   Barrick Gold Corp.              966,420
        1,614,800   Brazilian Resources, Inc.+      269,142
          190,900   Placer Dome, Inc.             1,837,413
                                                -----------
                                                  3,072,975
                                                -----------
Real Estate: 4.6%
          155,550   Brookfield Properties Corp.   2,737,771
          100,000   Oxford Properties Group, Inc. 1,200,040
           39,100   TrizecHahn Corp.                591,388
                                                -----------
                                                  4,529,199
                                                -----------
                                                 17,166,933
                                                -----------
FINLAND: 0.9%
Forest Products: 0.9%
           72,000   Stora Enso Oyj (R Shares)       852,495
                                                -----------
HONG KONG: 2.2%
Real Estate: 2.2%
          220,600   Sun Hung Kai Properties Ltd.  2,199,014
                                                -----------
NETHERLANDS: 1.2%
Energy: 1.2%
           20,000   Royal Dutch Petroleum Co.     1,211,250
                                                -----------
RUSSIA: 2.9%
Energy: 2.9%
            4,299   Khanty-Mansiysk Oil
                      Co. (b)*+                   2,257,006
            7,400   Lukoil Holding Corp.
                      (ADR)                         267,721
            7,400   Lukoil Holding Corp. Pfd.
                      (ADR)                         128,644
           22,200   Surgutneftegaz, Inc. Pfd.
                      (Sponsored ADR)               200,269
                                                -----------
                                                  2,853,640
                                                -----------
SINGAPORE:1.2%
Real Estate: 1.2%
          680,000   Capitaland Ltd.+              1,176,470
                                                -----------
SOUTH AFRICA: 0.9%
Forest Products: 0.6%
           90,000   Sappi Ltd. (ADR)                641,250
                                                -----------
Precious Metals: 0.3%
              688   Anglo American Platinum
                      Corp. (ADR)                    31,991
           15,818   Anglogold Ltd.                  236,281
            1,011   Western Areas Gold Mining
                      Co. Ltd. (ADR)                  2,337
                                                -----------
                                                    270,609
                                                -----------
                                                    911,859
                                                -----------

UNITED KINGDOM: 2.3%
Energy: 1.4%
           28,200   BP Amoco PLC (ADR)            1,350,075
                                                -----------
Industrial Metals: 0.9%
          229,900   Billiton PLC                    885,857
                                                -----------
                                                  2,235,932
                                                -----------

                        See Notes to Financial Statements
                                       7

                           WORLDWIDE HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------
NO. OF                                             VALUE
SHARES                 SECURITIES (a)            (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: 59.9%
Energy: 34.9%
           24,500   Anadarko Petroleum Corp.   $ 1,741,460
           32,725   Apache Corp.                 2,292,795
           28,500   Burlington Resources, Inc.   1,439,250
           16,000   Cooper Cameron Corp.+        1,057,000
           33,400   Devon Energy Corp.           2,036,398
           25,000   Diamond Offshore
                      Drilling, Inc.             1,000,000
           73,000   Ensco International, Inc.    2,486,563
           42,300   EOG Resources, Inc.          2,313,281
           17,758   Exxon Mobil Corp.            1,543,836
           81,000   Global Marine, Inc.+         2,298,375
           35,000   J.P. Morgan & Co., Crude
                      Oil Commodity-Indexed
                      Pref. Security 3/04/02+    1,389,063
           58,700   Nabors Industries, Inc.+     3,472,105
           60,000   Noble Drilling Corp.+        2,606,250
           87,200   Ocean Energy, Inc.           1,515,100
           60,800   Santa Fe International Corp. 1,949,400
            9,520   Smith International, Inc.+     709,835
           43,480   Tidewater, Inc.              1,929,425
           32,807   Transocean Sedco Forex, Inc. 1,509,122
           40,000   USX-Marathon Group           1,110,000
                                               -----------
                                                34,399,258
                                               -----------
Forest Products: 2.3%
           28,000   Boise Cascade Corp.            941,500
           32,400   International Paper Co.      1,322,325
                                               -----------
                                                 2,263,825
                                               -----------
Industrial Metals: 3.8%
          196,338   AK Steel Holding Corp.       1,717,958
           60,320   Alcoa, Inc.                  2,020,720
                                               -----------
                                                 3,738,678
                                               -----------
Insurance: 0.0%
            3,000   Highlands Insurance
                      Group, Inc.+                  27,000
                                               -----------
Precious Metals: 4.2%
          145,000   Homestake Mining Corp.         607,188
           54,000   Newmont Mining Corp.           921,375
           66,975   Stillwater Mining Co.        2,635,466
                                               -----------
                                                 4,164,029
                                               -----------
Real Estate:14.7%
           51,000   AMB Property Corp.           1,316,438
           22,000   Bedford Property
                      Investors, Inc.              445,500
           54,125   Boston Properties, Inc.      2,354,438
           54,800   Brandywine Realty Trust      1,133,675
           36,000   Crescent Real Estate
                      Equities Co.                 801,000
           76,831   Equity Office Properties
                     Trust                       2,506,611
           28,000   Equity Residential
                      Properties Trust           1,548,750
          127,000   Host Marriott Corp.          1,643,063
           54,825   Prentiss Properties Trust    1,476,858
           55,250   Simon Property Group, Inc.   1,326,000
                                               -----------
                                                14,552,333
                                               -----------
                                                59,145,123
                                               -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.1%
  (Cost: $85,114,022)                          $95,838,270
                                               -----------

        SHORT-TERM             DATE
     OBLIGATION: 15.1%      OF MATURITY  COUPON
--------------------------------------------------------------------------------
Repurchase Agreement
  (Note 10): Purchased on
  12/29/00; maturity value
  $14,917,382 (with State
  Street Bank & Trust Co.,
  Collateralized by
  $14,715,000 Federal
  National Mortgage
  Association--6.375% due
  1/16/02 with a value of
  $15,221,468)
  (Cost: $14,915,000)         1/02/01   5.75%   14,915,000
                                              ------------
TOTAL INVESTMENTS: 112.2%
  (Cost: $100,029,022)                         110,753,270
OTHER ASSETS LESS LIABILITIES: (12.2)%        (12,025,132)
                                              ------------
NET ASSETS: 100%                              $ 98,728,138
                                              ============

SUMMARY OF          % OF      SUMMARY OF          % OF
NET ASSETS          NET       NET ASSETS          NET
BY INDUSTRY        ASSETS     BY INDUSTRY        ASSETS
-----------        ------     -----------       --------
Energy              50.4%     Transportation       0.5%
Forest Products      7.1%     Short-term
Industrial Metals    6.8%       Obligation        15.1%
Precious Metals      9.4%     Other assets less
Real Estate         22.7%       liabilities      (12.2)%
Technology           0.2%                        -----
                                                 100.0%
                                                 =====


-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 6).
*   Fair value as determined by the Board of Trustees.
+   Non-income producing securities.
Glossary:
ADR-American Depositary Receipt


                        See Notes to Financial Statements
                                       8

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value ((including repurchase agreement of
   $14,915,000) (cost $100,029,022)) (Note 1) ...................   $110,753,270
Cash--initial margin for equity swap (Note 8) ...................        110,970
Receivables:
   Securities sold ..............................................      3,935,541
   Capital shares sold ..........................................        326,147
   Dividends and interest .......................................        154,078
   Due from broker ..............................................        313,027
                                                                    ------------
     Total assets ...............................................    115,593,033
                                                                    ------------
LIABILITIES:
Payables:
   Securities purchased .........................................     15,748,947
   Capital shares redeemed ......................................        969,147
   Due to custodian .............................................         12,845
   Unrealized depreciation on forward foreign currency
     contracts (Note 5) .........................................          4,470
   Due to adviser ...............................................         79,381
   Accounts payable .............................................         50,105
                                                                    ------------
     Total liabilities ..........................................     16,864,895
                                                                    ------------
Net assets ......................................................   $ 98,728,138
                                                                    ============
Shares outstanding ..............................................      8,182,170
                                                                    ============
Net asset value, redemption and offering price per share ........   $      12.07
                                                                    ============
Net assets consist of:
   Aggregate paid in capital 109,920,598 Unrealized appreciation of investments, swaps, forward foreign currency contracts and
     foreign currency transactions ..............................     10,804,993
   Undistributed net investment income ..........................        949,230
   Accumulated realized loss ....................................    (22,946,683)
                                                                    ------------
                                                                    $ 98,728,138
                                                                    ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $64,313) ..............   $  2,144,099
Interest ........................................................        321,021
                                                                    ------------
   Total income .................................................      2,465,120
EXPENSES:
Management (Note 2) ...................................... $961,551
Administration (Note 2) ..................................      173
Trustees' fees and expenses ..............................   32,686
Custodian ................................................   30,634
Professional .............................................   29,052
Reports to shareholders ..................................   20,934
Interest (Note 9) ........................................   17,370
Transfer agency ..........................................    3,388
Other ....................................................   18,108
                                                           --------
   Total expenses ...............................................      1,113,896
                                                                    ------------
   Net investment income ........................................      1,351,224
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ........................      2,926,408
Realized loss from foreign currency transactions ................       (184,207)
Realized gain from options ......................................        711,626
Realized gain from futures ......................................        109,227
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency transactions ...........         (7,507)
Change in unrealized appreciation of investments, swaps,
  and options written ...........................................      3,444,286
                                                                    ------------
Net realized and unrealized gain on investments, forward
  foreign currency contracts and foreign currency transactions ..      6,999,833
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $  8,351,057
                                                                    ============

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED      YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,
                                                                       2000            1999
                                                                  --------------   -------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ....................................   $   1,351,224     $   1,402,621
   Realized gain (loss) from security transactions ..........       2,926,408        (9,700,166)
   Realized gain (loss) from foreign currency transactions ..        (184,207)          147,521
   Realized gain from options ...............................         711,626           769,188
   Realized gain from futures contracts .....................         109,227           985,307
   Change in unrealized depreciation of forward foreign
    currency contracts and foreign currency transactions ....          (7,507)           (6,374)
   Change in unrealized appreciation of investments, swaps
    and options written .....................................       3,444,286        23,987,889
                                                                -------------     -------------
   Increase in net assets resulting from operations .........       8,351,057        17,585,986
                                                                -------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ....................................      (1,112,083)       (1,337,036)
                                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ............................     243,127,424       227,914,783
   Reinvestment of dividends and distributions ..............       1,112,083         1,337,036
   Cost of shares reacquired ................................    (251,660,892)     (232,402,878)
                                                                -------------     -------------
     Net decrease in net assets resulting from capital share
       transactions .........................................      (7,421,385)       (3,151,059)
                                                                -------------     -------------
     Total increase (decrease) in net assets ................        (182,411)       13,097,891
NET ASSETS:
Beginning of year ...........................................      98,910,549        85,812,658
                                                                -------------     -------------
End of year (including undistributed net investment income of
   $949,230 and $1,037,915, respectively) ...................   $  98,728,138     $  98,910,549
                                                                =============     =============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED
   (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED)
   Shares sold ..............................................      21,286,467        22,221,297
   Reinvestment of dividends and distributions ..............         107,865           149,724
   Shares reacquired ........................................     (22,232,937)      (22,675,520)
                                                                -------------     -------------
   Net decrease .............................................        (838,605)         (304,499)
                                                                =============     =============










                        See Notes to Financial Statements
                                       10

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                              EIGHT MONTHS
                                                         YEAR ENDED DECEMBER 31,                  ENDED      YEAR ENDED
                                            -----------------------------------------------    DECEMBER 31,   APRIL 30,
                                             2000         1999         1998          1997         1996          1996
                                            ------       ------      --------     ---------    ------------ -----------

Net Asset Value, Beginning of Period ...... $ 10.96      $  9.20     $  15.72      $  16.72     $  16.92      $  13.49
                                            -------      -------     --------      --------     --------      --------
Income from Investment Operations:
   Net Investment Income ..................    0.16         0.15         0.21          0.09         0.02          0.12
   Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign
     Currency Transactions ................    1.07         1.75        (4.43)        (0.36)        0.09          3.44
                                            -------      -------     --------      --------     --------      --------
Total from Investment Operations ..........    1.23         1.90        (4.22)        (0.27)        0.11          3.56
                                            -------      -------     --------      --------     --------      --------
Less Dividends and Distributions:
   Dividends from Net Investment Income ...   (0.12)       (0.14)       (0.09)        (0.31)       (0.16)        (0.13)
   Distributions from Realized
     Capital Gains ........................      --           --        (2.21)        (0.42)       (0.15)           --
                                            -------      -------     --------      --------     --------      --------
Total Distributions .......................   (0.12)       (0.14)       (2.30)        (0.73)       (0.31)        (0.13)
                                            -------      -------     --------      --------     --------      --------
Net Asset Value, End of Period ............ $ 12.07      $ 10.96     $   9.20       $ 15.72      $ 16.72      $  16.92
                                            =======      =======     ========      ========     ========      ========
Total Return (a) ..........................   11.41%       21.00%      (30.93)%       (1.67)%       0.60%        26.66%
======================================================================================================================
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ........... $98,728      $98,911      $85,813      $155,933     $167,417      $186,370
Ratio of Gross Expenses to Average
   Net Assets .............................    1.16%        1.26%        1.20%         1.18%        1.24%*        1.08%
Ratio of Net Expenses to Average
   Net Assets .............................    1.14%(c)     1.26%        1.16%         1.17%        1.23%*        1.08%(b)
Ratio of Net Investment Income to Average
   Net Assets .............................    1.41%        1.39%        1.64%         0.64%        0.10%*        0.81%
Portfolio Turnover Rate ...................  110.46%      199.43%      153.25%       102.82%       46.14%        26.37%


------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
(c) Excluding interest expense.
 *  Annualized.




                        See Notes to Financial Statements
                                       11

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2000, the Fund had a JP Morgan & Co., Crude Oil Commodity--Indexed Preferred Security with a value of $1,389,063 that represented 1.4% of the net assets of the Fund.

COMMODITY SWAPS--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2000, the Fund had no outstanding commodity swaps.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the year ended December 31, 2000.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $99,695,685 and $105,161,519, respectively, for the year ended December 31, 2000. For federal income tax purposes, the identified cost of investments owned at December 31, 2000 was $101,332,157. As of December 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $10,724,248, Worldwide Hard Assets Fund of which $16,161,326, related to appreciated securities and $5,437,078 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $21,378,539 available, $5,403,381 expiring December 31, 2006 and $15,975,158, expiring December 31, 2007.

Transactions in put/call options written for the year ended December 31, 2000 were as follows:

                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
                                    -----------   -----------
Options outstanding at beginning
  of year                              1,200      $1,396,000
                                     -------      ----------
Options written                          530         510,000
Options expired                         (530)       (510,000)
Options closed                        (1,200)     (1,396,000)
                                     -------      ----------
Options outstanding at end of year         0      $        0
                                     =======      ==========

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2000, the Fund had the following outstanding forward foreign currency contract:

                        VALUE AT
                       SETTLEMENT     CURRENT    UNREALIZED
CONTRACTS                 DATE         VALUE    DEPRECIATION
---------              ----------     -------   ------------
FORWARD FOREIGN CURRENCY SALE CONTRACT:
AUD 851,480
    expiring 1/03/00     $470,017     $474,487    $(4,470)
The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed illiquid:

                                                        PERCENT OF
DATES                                   TOTAL         NET ASSETS AT
ACQUIRED                      COST      VALUE           12/31/00
---------                    -------    -----         ------------
1/31/97  Khanty-Mansiysk
         Oil Co.           $1,410,006    $2,257,006       2.3%
7/09/96- Windsor Energy
5/27/98  Corp.              1,906,154       183,566       0.2%
                                                          ---
                                                          2.5%
                                                          ===

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2000 the net value of the assets and corresponding liability of the Fund's portion of the Plan is $67,774.

NOTE 8--EQUITY SWAP--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2000, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                NUMBER               TERMI-
UNDERLYING        OF      NOTIONAL   NATION   UNREALIZED
SECURITY        SHARES     AMOUNT     DATE   APPRECIATION
-----------    --------   --------   ------  -------------
Gazprom Oil Co. 680,800   $110,970   3/15/01    $88,027

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Fund borrowed an average daily amount of $218,272 at a weighted average interest rate of 6.77% under the Facility. At December 31, 2000, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 11--SUBSEQUENT EVENT--An income dividend of $0.13 a share, was paid on January 30, 2001 to shareholders of record date January 29, 2001 with a reinvestment date of January 31, 2001.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four periods in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ ERNST & Young LLP
                                                          ---------------------
                                                              Ernst & Young LLP


New York, New York
January 26, 2001

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